SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2002

                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-33491                   75-2873882

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Pursuant to Securities and Exchange Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of Citadel Security Software Inc. each executed on August 14, 2002 statements under oath regarding facts and circumstances relating to certain filings made under the Securities Exchange Act of 1934 by Citadel Security Software Inc. The statements are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By: /s/ STEVEN B. SOLOMON
    ---------------------
        Steven B. Solomon
        President and Chief Executive Officer

Dated as of August 14, 2002


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